General (Tables)	12 Months Ended
Dec. 31, 2020
General
Summary of premiums and contract charges by product
The following table summarizes premiums and contract charges by product.

($ in millions)	2020	2019	2018
Premiums
Traditional life insurance	$531	$557	$582
Accident and health insurance	87	120	122
Total premiums	618	677	704

Contract charges
Interest-sensitive life insurance	665	669	680
Fixed annuities	10	13	15
Total contract charges	675	682	695
Total premiums and contract charges	$1,293	$1,359	$1,399